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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

Huntsman International Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-88057	87-0630359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On November 15, 2004, Huntsman International Holdings LLC (the "Company"), together with certain affiliated companies, issued a press release announcing its results for the three months ended September 30, 2004. The press release is furnished herewith as Exhibit 99.1.

        The Company will hold a conference call on Tuesday, November 16, 2004 at 9:00 am MST.

Call-in number for U.S. participants:	(877) 857-2510
Call in number for international participants:	(706) 634-5675

        The conference call will be replayed beginning Tuesday, November 16, 2004 at 5:00 pm MST and ending Tuesday, November 23, 2004 at 11:59 pm MST.

Call-in numbers for the replay:
Within the U.S.:	(800) 642-1687
International:	(706) 645-9291
Access code for replay:	2273894

        Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available at www.huntsman.com under "Investor relations."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL HOLDINGS LLC
/s/ JOHN R. HESKETT John R. Heskett Vice President, Corporate Development and Investor Relations

Dated: November 15, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated November 15, 2004

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  Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS